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               SECUIRITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):December 8, 1997


                    CENTRAL COAST BANCORP
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     (Exact name of registrant as specified in its charter)


   California                  0-25418                  77-0367061
---------------               ---------               ---------------
(State or other              (Commission              (IRS Employer
jurisdiction of               File Number)           Identification No.)
incorporation)


301 Main Street, Salinas, California                  93901
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (408)422-6642

                         Not Applicable
 (Former name or former address, if changed since last report.)

                           Page 1 of 3
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Item 5.   Other Events

     Thomas A. Sa has resigned his position as Senior Vice President, Chief Financial Officer and Corporate Secretary effective November 28, 1997 to pursue a career in the technology industry. His resignation was not due to any disagreement with the Registrant


Item 7.   Financial Statements and Exhibits

          (a)  Financial Statements

               Not applicable.

          (b)  Proforma Financial Information

               Not Applicable.

          (c)  Exhibits

               None.

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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CENTRAL COAST BANCORP


Date:     December 8, 1997         BY \S\ G. NICK VENTIMIGLIA
                                   -----------------------------
                                   G. Nick Ventimiglia
                                   President and Chief
                                      Executive Officer